UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2016

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California		91360-2362
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 4, 2016, Teledyne Technologies Incorporated issued a press release with respect to its fourth quarter 2015 financial results. That press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information furnished pursuant to this Item 2.02 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e) On January 26, 2016, the Personnel and Compensation Committee (“Committee”) of Teledyne’s Board of Directors authorized payment of Annual Incentive Plan (“AIP”) cash bonus awards under the Teledyne Technologies Incorporated 2014 Incentive Award Plan (the “Plan”) to each of the Named Executive Officers identified in Teledyne’s 2015 Proxy Statement with respect to the fiscal year ended January 3, 2016. AIP award opportunities are expressed as a percentage of a participant’s base salary and are based on the achievement of pre-defined performance measures, with up to 200% of the target award eligible to be paid in the case of significant over-achievement. The majority of the award is based on Teledyne’s achievement of certain financial performance goals, with a smaller portion tied to the achievement of pre-established individual goals. Generally, 40% of the awards are tied to the achievement of predetermined levels of operating profit, 25% to the achievement of predetermined levels of revenue, 15% to the achievement of predetermined levels of accounts receivable and inventory as a percentage of revenue and 20% to the achievement of specified individual performance objectives. These predetermined levels may vary by business unit. In addition, downward (but not upward) discretionary adjustments are allowed with respect to awards to Named Executive Officers. AIP awards are generally paid from a pool of up to 11% of operating profit, subject to modification by the Committee. No AIP bonus will be earned in any year unless operating profit is positive, after accruing for bonus payments, and operating profit is at least 75% of the operating plan, subject in each case to modification by the Committee.

The following table sets forth the current AIP cash bonus payments for the fiscal year ended January 3, 2016, to the Named Executive Officers identified in Teledyne’s 2015 Proxy Statement. The awards reflect 2015 operating results compared to the 2015 business plan, the respective executive’s individual performance and other factors:

Name	Position	2015 AIP Award
Robert Mehrabian	Chairman, President and Chief Executive Officer	$1,004,500
Susan L. Main	Senior Vice President and Chief Financial Officer	$342,000
Aldo Pichelli	Chief Operating Officer	$383,900
Melanie S. Cibik	Senior Vice President, General Counsel and Secretary	$248,300

Item 8.01 Other Events

On January 26, 2016, the Teledyne Board of Directors approved a stock repurchase program for up to 3,000,000 shares of common stock. Any such stock repurchases may be made in open market or privately negotiated transactions, via an accelerated stock repurchase program or by such other means in accordance with applicable securities laws.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release announcing fourth quarter 2015 financial results dated February 4, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Susan L. Main
Susan L. Main
Senior Vice President and Chief Financial Officer
Dated: February 4, 2016

EXHIBIT INDEX
Description

Exhibit 99.1	Press Release announcing fourth quarter 2015 financial results dated February 4, 2016.